                                                                     EXHIBIT 4.1


AVN
AVANEX CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS
AND A STATEMENT AS TO THE RIGHTS,
PREFERENCES, PRIVILEGES AND
RESTRICTIONS ON SHARES

CUSIP 05348W 10 9

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF AVANEX CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
CORPORATE SECRETARY
PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

BY
   -----------------------------

AUTHORIZED SIGNATURE
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A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     as tenants in common
TEN ENT     as tenants by the entireties
JT TEN      as joint tenants with right of
        survivorship and not as tenants
        in common

UNIF GIFT MIN ACT  ......................... Custodian .........................
                            (Cust)                             (Minor)
              under Uniform Gifts to Minors
              Act ..............................................................
                                            (State)

UNIF TRF MIN ACT   ................... Custodian (until age ................)
                             (Cust)
                   ............................ under Uniform Transfers
                             (Minor)
                   to Minors Act ...............................................
                                                (State)
Additional abbreviations may also be used though not in the above list.
    FOR VALUE RECEIVED,                                  hereby sell, assign and
transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE









(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)





Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                        Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
X
X
NOTICE:


THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
   ------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.